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AMENDMENT TO OPTION AGREEMENT

(Tambor Property - Guatemala)

Dated for reference June 9, 2005

BETWEEN:

RADIUS GOLD INC., a corporation duly amalgamated pursuant to the laws of British Columbia and having an office at 830-355 Burrard Street, Vancouver, BC  V6C 2G8

(the “Optionor”)

AND:

EXPLORACIONES MINERAS DE GUATEMALA SOCIEDAD ANONIMA, a corporation duly incorporated pursuant to the laws of Guatemala and having an office at 19 Av. 0-03, Zona 15, Vista Hermosa II, Guatemala City, Guatemala

(the “Optionor Sub-Exmingua”)

AND:

WELTERN RESOURCES CORP., a corporation duly incorporated pursuant to the laws of Panama and having an office at Apartado Postal 0832-0886, W.T.C. Panama City, Panama

(the “Optionor Sub Weltern”)

AND:

FORTUNA VENTURES INC., a corporation duly incorporated pursuant to the laws of British Columbia and having an office at 24549-53rd Avenue, Langley, B.C.  V2Z 1H6

(the “Optionee”)

WHEREAS:

A.

Pursuant to an Option Agreement (the “Option Agreement”) dated December 1, 2004, the Optionor, Optionor Sub-Exmingua and Optionor Sub-Weltern have granted an option to the Optionee to purchase 60% of the right, title and interest in and to the Property;

B.

The Optionee submitted the Option Agreement to the TSX Venture Exchange (the “Exchange”) and received conditional approval to the Option Agreement, but such conditional approval has now expired;

C.

As a result, the Option is required to resubmit the Option Agreement to the Exchange, but before that, certain amendments will be required to be made to the Option Agreement; and

D.

The parties now wish to amend the Option Agreement with respect to the Optionee’s requirements for exercising the option to acquire an interest in the Property.

THE PARTIES AGREE AS FOLLOWS:

1.

Section 3.1 of the Option Agreement be and is hereby deleted and the following substituted therefor:

“3.1

Subject to Section 4.1 the Optionor hereby grants to the Optionee the exclusive and irrevocable option (the “Option”) to acquire, free of all liens, charges, encumbrances, claims or rights of others, except for the Underlying G&Q Royalty and the Underlying Entre Mares Royalty, an undivided 60% right, title and interest in and to the Property, exercisable by the Optionee:

(a)

paying to the Optionor $50,000 within 10 business days of the date of final acceptance for filing of this Agreement by the Exchange (the “Approval Date”);

(b)

paying to the Optionor $50,000 within five business days of six months of the Approval Date, payable at the sole option of the Optionee either in cash or in shares at the deemed price being the average of the closing price of the shares of the Optionee for the 10 trading days prior to expiration of such six month period; and

(c)

incurring cumulative exploration expense of at least $4,000,000 on the Property by the fourth anniversary of the Approval Date, provided that at least $250,000 of exploration expense is incurred during each of year of the term the Option.”

2.

The Optionor acknowledges and agrees that the Optionee is currently in the midst of certain filings with the Exchange and the result of those filings is that the Exchange will not be granting its Approval to the Option Agreement, as amended by this Amending Agreement, until the Optionee has graduated from its present Tier 2 issuer status to a Tier 1 issuer status (the “Graduation”) and that such Graduation may not take place for a period of approximately six months from the date of this Amending Agreement.

3.

Until the Graduation, the Optionor covenants and agrees to keep the properties subject to the Option in good standing and in full force and effect.

4.

The Optionor acknowledges and agrees that until the Graduation and the subsequent Approval, the Optionee will have no obligations whatsoever and no obligations will accrue under the Option Agreement, as amended by this Amending Agreement, except that the Optionee agrees to use its reasonable efforts to obtain the Approval.

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5.

In all other respects, the Option Agreement is hereby ratified and confirmed.

6.

This Agreement may be signed in counterpart and by fax.

RADIUS GOLD INC.

Per:

Signature of Authorized Signatory

Name of Authorized Signatory

EXPLORACIONES MINERAS DE GUATEMALA SOCIEDAD ANONIMA

Per:

Signature of Authorized Signatory

Name of Authorized Signatory

WELTERN RESOURCES CORP.

Per:

Signature of Authorized Signatory

Name of Authorized Signatory

FORTUNA VENTURES INC.

Per:

Signature of Authorized Signatory

Name of Authorized Signatory